SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 5, 1997



                             FIRST AVIATION SERVICES INC.
                (Exact Name of Registrant as specified in its charter)



         Delaware                 File No. 0-21995            06-1419064
(State or other jurisdiction     (Commission File Number)    (IRS Employer
    of incorporation)                                        Identification No.)

    One Omega Drive, Stamford, Connecticut                    06907
   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:     (203) 359-7733



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

      On March 5, 1997 (the "Acquisition Date"), pursuant to an Asset Purchase Agreement, dated as of November 25, 1996 (the "Asset Purchase Agreement"), between AMR Combs, Inc. ("AMR Combs"), and Aircraft Parts International Combs, Inc. ("API Combs"), First Aviation Services Inc. (the "Registrant"), through its subsidiary API Combs, completed the acquisition of all the assets of Aircraft Parts International (the "API Business"), an operating division of AMR Combs. A copy of the Asset Purchase Agreement which was filed as an exhibit to the Registrant's Registration Statement on Form S-1 No. 333-18647 is incorporated herein by reference, and reference is made thereto for the complete terms and conditions thereof.

      The purchase price for the API Business was $11 million in cash, subject to further payment or reduction on a dollar-for-dollar basis depending upon whether the net value of assets of the API Business as of the Acquisition Date (the "Net Asset Value") was greater or less than $10,500,000, respectively. A portion of the proceeds from an offering by the Registrant of 3,900,000 shares of its common stock, $.01 par value per share, were used to fund the acquisition of the API Business.

      The API Business, as operated by AMR Combs and as will be operated by API Combs, consists of the distribution of new and remanufactured aircraft parts.

      In conjunction with the acquisition of the API Business, API Combs also entered into a Stock Purchase Agreement, dated as of March 5, 1997, with AMR Combs for the purchase by AMR Combs of 11,000 shares (the "Shares") of Series A Cumulative Convertible Preferred Stock, $0.001 par value, of API Combs at a face value of $100 per share. Such Shares were issued on March 5, 1997. The purchase price for the Shares and the number of Shares are subject to adjustment as follows: if the Net Asset Value was greater than $10,500,000, AMR Combs will pay API Combs 10% of the amount of such excess, and if the Net Asset Value was less than $10,500,000, API Combs will pay AMR Combs 10% of the amount of such shortfall, and in either case, the number of Shares will be adjusted to maintain the $100 per share purchase price for the Shares.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Financial Statements of Business Acquired.

                        Not applicable.

            (b)   Pro Forma Financial Information.

                        Not applicable.



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

            (c)   Exhibit:

                  2.1 Asset Purchase Agreement, dated as of November 25, 1996, between AMR Combs, Inc. and Aircraft Parts International Combs, Inc. (incorporated herein by reference to Exhibit
                        10.9 to the Registrant's Registration Statement on Form S-1 No. 333-18647).


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


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST AVIATION SERVICES INC.



Date:      March 18, 1997                 By:     /s/ Michael C. Culver
        --------------------                    ---------------------------
                                                      Michael C. Culver
                                                      Chief Executive Officer


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